 Exhibit 99.1

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
OAKLAND DIVISION

IN RE APPLE INC. STOCKHOLDER DERIVATIVE LITIGATION	) ) ) ) ) ) ) ) ) )	Case No. 4:19-cv-05153-YGR NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

A Federal Court authorized this Notice. This is not a solicitation from a lawyer.

TO:          ALL PERSONS OR ENTITIES WHO OR WHICH HELD SHARES OF APPLE INC. (“APPLE” OR THE “COMPANY”) COMMON STOCK AS OF THE CLOSE OF TRADING ON APRIL 29, 2024.

The purpose of this Notice is to inform you of: (i) the pendency of the shareholder derivative action brought on behalf of Apple Inc. (“Apple” or the “Company”) styled as In re Apple Inc. Stockholder Derivative Litigation, Case No. 4:19-cv-05153-YGR (the “Federal Action”), pending in the United States District Court for the Northern District of California, Oakland Division (the “Federal Court”), the stockholder derivative action brought on behalf of Apple pending in the Superior Court of the State of California, County of Santa Clara (the “California Court”), styled as In re Apple Inc. Stockholder Derivative Litigation, Lead Case No. 19CV355213 (the “California Action”), and a factually-related litigation demand on Apple’s board of directors (the “Demand” and, together with the Federal Action and California Action, the “Actions”); (ii) a proposed settlement of the Actions (the “Settlement”), subject to approval of the Federal Court, as provided in the Amended Stipulation and Agreement of Compromise, Settlement, and Release dated as of April 29, 2024 (the “Stipulation”); (iii) the hearing that the Federal Court will hold on July 16, 2024 at 2:00 p.m. to determine whether to approve the proposed Settlement and the agreed-to Fee and Expense Amount to all Plaintiffs’ Counsel;1 as well as Service Awards to Plaintiffs; and (iv) Current Apple Shareholders’ rights with respect to the proposed Settlement and the Fee and Expense Amount.2

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.
YOUR RIGHTS WILL BE AFFECTED BY THE PROPOSED SETTLEMENT OF THIS ACTION.

1 “Plaintiffs’ Counsel” consist of the law firms of Robbins LLP, Weiss Law LLP, Glancy Prongay & Murray LLP, Herman Jones LLP, The Mehdi Firm, PC, and Purcell & Lefkowitz LLP. Robbins LLP and Weiss Law LLP are “Plaintiffs’ Co-Lead Counsel” in the Federal Action.

2 All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Stipulation, which is available at the “Investor Relations” section of the Company’s website, investor.apple.com.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

The Stipulation was entered into as of April 29, 2024, between and among (i) plaintiffs in the Federal Action, Terrence Zehrer, derivatively on behalf of Apple; Andrew Fine, Tammy Federman SEP/IRA, and The Rosenfeld Family Foundation, derivatively on behalf of Apple; and John Votto, derivatively on behalf of Apple (collectively, the “Federal Plaintiffs”); (ii) plaintiffs in the California Action, Tim Himstreet, derivatively on behalf of Apple; and Steven Hill, derivatively on behalf of Apple (collectively, the “California Plaintiffs”); (iii) Apple shareholders Augustin Sacks and Gerard Bernales, who made a litigation demand on Apple’s board of directors (the “Demanding Shareholders,” and collectively with the Federal Plaintiffs and California Plaintiffs, the “Plaintiffs”); (iv) current and former defendants in the Federal Action and/or the California Action: Timothy D. Cook; Luca Maestri; Craig Federighi; Arthur D. Levinson; Albert Gore, Jr.; Andrea Jung; James A. Bell; Ronald D. Sugar; Robert A. Iger; and Susan L. Wagner (collectively, “Defendants”); and (v) Apple (Apple, Plaintiffs, Demanding Shareholders and Defendants are collectively referred to as the “Parties”), subject to the approval of the Federal Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure.

As described on pages 6-10 below, the Settlement provides for certain corporate governance reforms that Apple has agreed to adopt, implement, and/or maintain in connection with the Settlement.

PLEASE NOTE: THERE IS NO PROOF OF CLAIM FORM FOR SHAREHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND SHAREHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE.

WHAT IS THE PURPOSE OF THIS NOTICE?

The purpose of this Notice is to explain the Actions, the terms of the proposed Settlement, and how the proposed Settlement affects Current Apple Shareholders’ legal rights.

In a derivative action, one or more persons or entities who are current shareholders of a corporation sue on behalf of, and for the benefit of, the corporation, seeking to enforce the corporation’s legal rights. In this case, Plaintiffs have filed suit against Defendants on behalf of, and for the benefit of, Apple.

The Federal Court has scheduled a hearing to consider the fairness, reasonableness, and adequacy of the Settlement and the Fee and Expense Amount and Service Awards (the “Settlement Fairness Hearing”). See pages 14-16 below for details about the Settlement Fairness Hearing, including the location, date, and time of the hearing.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

WHAT ARE THESE CASES ABOUT? WHAT HAS HAPPENED SO FAR?

THE FOLLOWING DESCRIPTION OF THE ACTIONS AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES AND DOES NOT CONSTITUTE FINDINGS OF THE FEDERAL COURT OR THE CALIFORNIA COURT. IT SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES OR THE FAIRNESS OR ADEQUACY OF THE PROPOSED SETTLEMENT.

FEDERAL COURT PROCEEDINGS

On August 19, 2019, an Apple stockholder commenced a stockholder derivative action in Federal Court captioned as Zehrer v. Cook, et al., Case No. 4:19-cv-05153, (the “Zehrer Action”) against defendants Cook, Maestri, Federighi, Levinson, Gore, Jung, Bell, Sugar, Iger, and Wagner alleging, among other things, that Defendants breached their fiduciary duties (i) by causing or allowing the Company to address the effects of aging iPhone batteries by disseminating iOS software updates designed to slow iPhone performance without customer knowledge or consent in violation of consumer protection laws and regulations in domestic and international markets, and (ii) by making false and misleading statements to investors about the effects of aging iPhone batteries on iPhone sales growth and about iPhone demand in the Greater China region.

On March 11, 2020, the Federal Court entered an order consolidating the Zehrer Action with three other, subsequently-filed actions that asserted similar claims (hereafter, the “Federal Action”). On June 29, 2020, the Federal Court appointed Robbins LLP and Weiss Law LLP as Co-Lead Counsel for the Federal Plaintiffs in the Federal Action.

On August 18, 2020, the Court granted the parties’ stipulation to stay the Federal Action pending resolution of the motion to dismiss the related federal securities class action pending in the United States District Court for the Northern District of California, Oakland Division, In re Apple Inc. Securities Litigation, Case No. 4:19-cv-02033-YGR (the “Federal Securities Action”), subject to Federal Plaintiffs’ rights to file a consolidated complaint and to seek to inspect the Company’s books and records pursuant to California Corporations Code section 1601, and to the parties’ obligation to meet and confer regarding Federal Plaintiffs’ participation in any mediation and any discovery conducted in connection with the Federal Securities Action.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

On January 25, 2021, following the partial denial of the motion to dismiss the related Federal Securities Action, the Court granted the parties’ stipulation to continue the stay of the Federal Action until 30 days following the close of fact discovery in the Federal Securities Action, subject to the Company’s commitment to participate in a mediation of the derivative claims in the event of any mediation in the Federal Securities Action or other action arising from the same or similar facts; designation of the board of directors as constituted on August 19, 2019, as the relevant set of directors for purposes of evaluating Federal Plaintiffs’ demand futility allegations; and preservation of Federal Plaintiffs’ right to file a consolidated amended complaint.

On June 7, August 17, and October 14, 2022, the Court granted the Federal Action parties’ stipulations to continue the stay, subject to substantially similar terms and conditions.

On March 27, 2023, the Court granted the Federal Action parties’ stipulation to set a briefing schedule for Apple’s motion to dismiss the action under Federal Rule of Civil Procedure 23.1.

On May 24, 2023, the Court granted the parties’ stipulation extending Federal Plaintiffs’ time to complete their ongoing investigation of matters relevant to their allegations and to file their consolidated complaint.

On October 5, 2023, the parties to the Federal Action filed a stipulation advising the Court that they had executed a memorandum of understanding to settle the Action, and commenced negotiations regarding a formal stipulation of settlement to be presented for the Court’s approval.

CALIFORNIA COURT PROCEEDINGS

On September 17, 2019, plaintiff Tim Himstreet filed a derivative action in California Court captioned as Himstreet v. Cook, et al., Case No. 19CV355213 (the “Himstreet Action”) asserting claims similar to those raised in the Federal Action. On August 17, 2020, plaintiff Steven Hill filed a derivative action in California Court captioned as Hill v. Cook, et al., 20CV369387 (the “Hill Action”), asserting similar claims. On November 16, 2020, the Court entered an order consolidating the Himstreet Action and Hill Action (hereafter, the “California Action”). Pursuant to the parties’ stipulations, the California Court stayed the California Action on terms similar to those in the Federal Action, extending that stay in orders entered on July 1, 2022, October 6, 2022, and March 24, 2023.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

SHAREHOLDER LITIGATION DEMAND

On November 13, 2018, the Demanding Shareholders made a litigation demand on Apple’s board of directors asserting claims similar to those raised in the Federal Action (the “Demand”).

On December 9, 2018, Apple’s board formed an advisory Demand Evaluation Committee (“DEC”) to review and investigate the Demand, with the advice of independent counsel, and report back to the full board concerning its conclusions and recommendations.

THE PARTIES REACHED THE SETTLEMENT THROUGH MEDIATOR FACILITATED ARM’S-LENGTH NEGOTIATIONS

On January 31, 2022, counsel for the Parties participated in a mediation session before Layn Phillips of Phillips ADR (the “Mediator”), a nationally recognized mediator with extensive experience mediating complex shareholder disputes similar to the Actions.

Prior to this first mediation, the plaintiffs in the Federal Action and California Action submitted a mediation statement, made a settlement demand on Defendants, and requested certain documents, which Defendants agreed to provide.

The Parties did not reach an agreement resolving the derivative litigation during the January 31, 2022 mediation session, but agreed to continue their settlement discussions under the aegis of the Mediator.

Counsel for the Parties participated in another mediation session before the Mediator on April 6, 2023. At the mediation session, the Parties engaged in discussions regarding the strengths and weaknesses of the claims and defenses at issue. The parties also discussed a range of remedial options and were able to agree on a set of principles and target areas for corporate governance enhancements to be fleshed out through further negotiations. The mediation efforts actively continued telephonically for several months following the April mediation session, during which the Parties exchanged written proposals and counter proposals with the assistance and guidance of the Mediator.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

The Parties ultimately reached an agreement to settle and release all claims asserted in consideration for Apple’s agreement to adopt, implement, and/or maintain the corporate governance and oversight enhancements as set forth in Exhibit A hereto (the “Enhancements”).

After reaching agreement on the substantive material terms of the Settlement, the Parties commenced negotiations facilitated by the Mediator regarding reasonable attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel, subject to Court approval, in consideration for the substantial benefits conferred upon Apple and its shareholders by the Settlement.

The Stipulation, together with the exhibits hereto, which has been duly executed by the undersigned signatories on behalf of their respective clients, reflects the final and binding agreement by and among the Parties.

On April 23, 2024, the Federal Court preliminarily approved the Settlement, authorized this Notice to be provided to Apple shareholders, and scheduled the Settlement Fairness Hearing to consider whether to grant final approval of the Settlement.

WHAT ARE THE TERMS OF THE SETTLEMENT?

The full terms and conditions of the Settlement are embodied in the Stipulation, which is on file with the Federal Court. The following is only a summary of the Stipulation.

In consideration of the full settlement and release of the Settled Plaintiffs’ Claims (defined below) against the Released Defendants’ Parties (defined below) and the dismissal with prejudice of the Actions, Defendants and Apple have agreed that Apple shall adopt and implement the corporate governance enhancements identified in Exhibit A to the Stipulation in the time and manner specified therein.

The Board, on behalf of the Company, and in a determination made in the good faith exercise of the Board’s business judgment, acknowledges and agrees that the filing of, pendency of, and/or settlement demands made in the Actions caused Apple to adopt, implement, and/or maintain the Enhancements. The Board further acknowledges and agrees that (i) the Enhancements confer substantial benefits upon Apple and its shareholders; and (ii) Apple’s commitment to adopt, implement, and/or maintain the Enhancements will serve Apple and its shareholders’ best interests and constitutes fair, reasonable and adequate consideration for the release of the Settled Plaintiffs’ Claims.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

The Enhancements provide for:

1.	Enhanced Risk Oversight

•
The Company will amend the Risk Oversight Committee Charter to include a requirement that the Committee review and discuss material regulatory compliance issues relating to the Company’s products, including risks related to performance, manufacturing defects and safety, and the steps management has taken to monitor and mitigate potential product regulatory compliance risks.

•
The Chief Compliance Officer will become a member of the Risk Oversight Committee, attend the meetings thereof and, if necessary, report to the Audit and Finance Committee on the matters relating to her duties.

•
The Company will ensure that data (including in-store and third-party repair data, social media and other sources) bearing upon Performance Management[3] will be actively and regularly monitored, compiled, and made available to leaders on the business teams responsible for product lines, who will evaluate, and, as appropriate, address or escalate for further review and oversight, real-time trends and issues.

To the extent potentially significant or material business, compliance, financial, reputational or other risks regarding Performance Management are suggested by the frequency of repair and/or replacement events, the leaders on the responsible business teams will consider recommendations for further investigation and evaluation, enhanced customer communication, and/or customer-oriented remedial action;

•	The Company shall establish a protocol for report evaluation, recommendation, and escalation, as appropriate. The protocol will incorporate the following provisions:

3 For purposes of this Settlement, “Performance Management” means dynamically managing performance peaks based in part on the chemical age of an iPhone’s battery.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

o
Upon receipt of reports bearing on Performance Management and the related customer experience, leaders on the business teams responsible for affected product lines shall evaluate key drivers to determine whether potentially significant or material business, compliance, financial, reputational or other risks warrant further evaluation, escalation, and decision-making, including, but not limited to, recommendations for further investigation and evaluation, enhanced customer communication, and/or customer-oriented remedial action;

o
In the event that leaders on the business teams responsible for product lines determine further action may be necessary, they shall prepare a written report reflecting their evaluation and recommendations. Any further investigation or evaluation deemed necessary shall be undertaken immediately and completed within a reasonable time, and the results considered and included in a final escalation report, which shall be provided to the Chief Compliance Officer and Chief Operations Officer.

o
The Chief Operations Officer (COO), or a person designated by the COO, shall work directly with the relevant business teams to timely develop and implement an action plan designed to address and resolve or mitigate business, compliance, financial and/or reputational risks arising from product field performance and related customer experience issues.

o
Where, as referenced above, material regulatory compliance issues relating to Performance Management are found by the relevant business teams to be significant or potentially material, or other escalation criteria established by the Risk Oversight Committee are met, escalation reports setting out proposed remedial responses shall be prepared by the business teams in conjunction with the Chief Compliance Officer and timely presented to the Risk Oversight Committee and, as appropriate, senior executives.

o
The Risk Oversight Committee shall review and evaluate the proposed remedial response in the escalation report and make any further recommendations as the Committee deems necessary and appropriate to ensure timely and effective risk management and mitigation.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

2.	Enhanced Oversight of iOS Update Transparency

•
Before release of an iOS update involving changes to Performance Management, the Chief Compliance Officer will review iPhone release notes on that topic in order to ensure accurate, timely, and transparent disclosures of such changes.

•
The Chief Compliance Officer shall work with the appropriate business team leaders to ensure that Apple’s website appropriately identifies and describes the key components of such release notes relating to Performance Management.

3.	Extension and Expansion of Previously Expired Customer Transparency Commitments

•
Apple shall maintain easily accessible and prominent webpage(s) that provide clear and conspicuous information to consumers about lithium-ion batteries, unexpected shutdowns, and Performance Management, as defined above. The webpage(s) will provide guidance to consumers on steps they can take to maximize battery health and also describe the operation of Performance Management and its impact on iPhone battery and performance.

•
In the event a future iOS update materially changes the impact of Performance Management, Apple shall notify consumers in a clear and conspicuous manner of those changes in the installation notes for the update.

•
Apple will provide information to consumers in the iPhone user interface about battery health, and will notify consumers of the option to service the battery once the performance of the battery has become significantly degraded.

•
Apple will provide its consumer-facing staff with all necessary education and training regarding: (i) the information in the webpage(s) described above; (ii) the iPhone user interface described above; and (iii) where to find further information on Apple webpage(s) or interface relating to Performance Management.

•	Apple’s General Counsel, on an ad hoc basis, will report to the Audit and Finance Committee on any material compliance issues related to the above commitments

4.	Enhanced Investor Disclosure Oversight

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

•
Apple will adopt and implement a written policy that requires the co-Chairs of the Disclosure Committee to review transcripts of each earnings call and make appropriate recommendations, as necessary, with respect to correction, clarification, further disclosure or explanation, or other actions. The adoption of this policy, and any recommendation made and adopted pursuant to it, do not constitute, and may not be construed as, an admission that any previous statement by any past or present employee, officer, or director of the Company was false or misleading.

WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT?

Plaintiffs brought their claims in good faith and continue to believe that their claims have merit but, based upon Plaintiffs’ and Plaintiffs’ Counsel’s investigation and prosecution of the Actions, Plaintiffs and Plaintiffs’ Counsel have concluded that the terms and conditions of this Stipulation are fair, reasonable, and adequate, and in the best interests of the Company and its shareholders. Based on Plaintiffs’ oversight of the prosecution of this matter and with the advice of their counsel, Plaintiffs have agreed to settle and release the claims asserted in the Actions pursuant to the terms and provisions of the Stipulation, after considering (a) the substantial benefits conferred upon Apple and its shareholders through the corporate governance protections provided under the proposed Settlement; and (b) the desirability of guaranteeing those benefits by permitting the proposed Settlement to be consummated as provided by the terms of the Stipulation, and avoiding the uncertainties, delays, costs, and substantial risks entailed in further litigation.

Defendants have denied, and continue to deny, that they committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, including specifically those alleged in the Actions, and expressly maintain that they have complied with their statutory, fiduciary, and other legal duties, and that at all relevant times they acted in good faith and in a manner they reasonably believed to be in the best interests of Apple and its shareholders. Defendants, however, have also taken into account the burden, expense, and uncertainties inherent in further litigation, and have therefore determined that it is in the best interests of the Company for the Actions to be settled in the manner and upon the terms and conditions set forth in the Stipulation.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

Each of the Parties recognizes and acknowledges that the Actions have been initiated, filed, and prosecuted by Plaintiffs in good faith and defended by Defendants in good faith, that the Actions are being voluntarily settled with the advice of counsel, and that the terms of the Settlement are fair, reasonable, and adequate.

In addition, Apple’s Board, including each of its independent, non-employee directors (including the members of the DEC), advised by outside counsel for the Company, has unanimously approved a resolution reflecting the Board’s determination, in the good faith exercise of its business judgment, that the Settlement confers substantial benefits upon Apple and its shareholders, and that the Settlement and each of its terms are fair and reasonable and serve the best interests of Apple and its shareholders.

WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE?

If the Settlement is approved, the Parties will request that the Federal Court enter a Final Judgment and Order Approving Derivative Action Settlement (the “Judgment”). Pursuant to the Judgment, upon the Effective Date of the Settlement, the following releases will occur:

Release of Claims by Plaintiffs, the Company, and the Company’s Shareholders: Plaintiffs, the Company, and by operation of law the Company’s shareholders shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally, and forever discharged, settled, and released, and shall forever be enjoined from commencing or prosecuting, any and all Settled Plaintiffs’ Claims and Settled Litigation Claims (including Unknown Claims) against the Released Defendants’ Parties.

“Settled Plaintiffs’ Claims” means any and all manner of Claims, including Unknown Claims, that have been or could have been asserted in any forum derivatively or by Apple directly, arising from any act or omission alleged or claims asserted in the Actions; provided, however, that the Settled Plaintiffs’ Claims shall not include any Claims arising out of, based upon, or relating to the enforcement of the Settlement. For the avoidance of doubt, the Settled Plaintiffs’ Claims do not cover, settle, or release any direct claims held by a Plaintiff as a member of the certified class in the Federal Securities Litigation.

“Settled Litigation Claims” means all Claims against any of the Released Parties, concerning or arising from the commencement, litigation, or settlement of the Claims asserted in the Actions; provided, however, that the Settled Litigation Claims shall not include any Claims arising out of, based upon, or relating to the enforcement of the Settlement.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

“Unknown Claims” means any Settled Plaintiffs’ Claims which any Plaintiff, the Company, or any Current Apple Shareholders does not know or suspect to exist in his, her, or its favor at the time of the release of such claims and any Settled Defendants’ Claims which any Defendant, or the Company does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement. With respect to any and all Settled Plaintiffs’ Claims and Settled Defendants’ Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, the Company, and Current Apple Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

Any of Plaintiffs, Defendants, Apple, or Current Apple Shareholders may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the Settled Claims but, upon the Court’s entry of the Judgment, Plaintiffs, Defendants, Apple, and each of the Current Apple Shareholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled any and all Settled Claims without regard to the subsequent discovery or existence of such different or additional facts. Plaintiffs, Defendants, and the Company acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement.

“Released Defendants’ Parties” means Defendants, the Company, and any entity in which the Company has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, insurers and reinsurers (in their capacities as such), consultants, experts, and attorneys.

Release of Claims by Defendants and the Company: Defendants and the Company shall be deemed to have, and by operation of law and of the Judgment, shall have, fully, finally, and forever discharged, settled, and released, and shall forever be enjoined from commencing or prosecuting, any and all Settled Defendants’ Claims and Settled Litigation Claims (including Unknown Claims) against the Released Plaintiffs’ Parties.

“Settled Defendants’ Claims” means all Claims that arise out of or are based upon the commencement, litigation, or settlement of the Actions; provided, however, that the Settled Defendants’ Claims shall not include any Claims arising out of, based upon, or relating to the enforcement of the Settlement.

“Released Plaintiffs’ Parties” means Plaintiffs, Plaintiffs’ Counsel, and any entity in which any Plaintiff has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, insurers and reinsurers (in their capacities as such), consultants, experts, and attorneys.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

Within ten (10) calendar days of the Federal Court’s entry of the Judgment, the parties to the California Action will file a stipulation with the California Court dismissing the California Action with prejudice, and the Demanding Shareholders shall withdraw the Demand with prejudice.

The “Effective Date” of the Settlement will be the first date upon which the following conditions of the Settlement have been met and occurred: (i) the Court has approved the Settlement as described herein, following notice to Current Apple Shareholders and a hearing, and entered the Judgment, and the Judgment has become Final; (ii) the California Action has been dismissed with prejudice; and (iii) the Demand has been withdrawn with prejudice.

By Order of the Federal Court, all proceedings in the Federal Action, other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation, have been stayed until otherwise ordered by the Federal Court. Also, pending final determination of whether the Settlement should be approved, the Federal Court has (i) barred and enjoined the commencement or prosecution of any action asserting any Settled Plaintiffs’ Claims or Settled Litigation Claims against any of the Released Defendants’ Parties; and (b) barred and enjoined the commencement or prosecution of any action asserting any Settled Defendants’ Claims or Settled Litigation Claims against any of the Released Plaintiffs’ Parties.

HOW WILL THE ATTORNEYS BE PAID?

Plaintiffs’ Counsel have not received any payment for their services in pursuing the claims asserted in the Actions, nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket expenses. Plaintiffs’ Counsel invested their own resources for pursuing the claims asserted on a contingency basis; meaning they would only recover their expenses and be compensated for their time if they conferred substantial benefits upon Apple and its shareholders through this Action. In light of the risks undertaken in pursuing the Actions on a contingency basis and the substantial benefits created for Apple and its shareholders through the Settlement, the Parties agree that, subject to Court approval, Apple shall pay or cause to be paid attorneys’ fees and expenses to Plaintiffs’ Counsel in the agreed amount of $6,000,000 (the “Fee and Expense Amount”).

Plaintiffs’ Counsel will apply to the Court for service awards of $5,000 (“Service Awards”) to each of the Plaintiffs to be drawn from the Fee and Expense Amount.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

The Federal Court will determine whether to approve the Fee and Expense Amount and/or Service Awards. Apple shareholders are not personally liable for any such fees or expenses or Service Awards.

WHEN AND WHERE WILL THE SETTLEMENT FAIRNESS HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT FAIRNESS HEARING? MAY I OBJECT TO THE SETTLEMENT AND SPEAK AT THE HEARING IF I DON’T LIKE THE SETTLEMENT?

You do not need to attend the Settlement Fairness Hearing. The Federal Court will consider any submission made in accordance with the provisions below even if you do not attend the hearing. The date and time of the Settlement Hearing may change without further written notice to Current Apple Shareholders. You should monitor the Court’s docket before making plans to attend the Settlement Fairness Hearing. You may also confirm the date and time of the Settlement Fairness Hearing by contacting Federal Plaintiff’s counsel as indicated on page 16 below.

The Federal Court will consider the Settlement and all matters related to the Settlement at the Settlement Fairness Hearing. The Settlement Fairness Hearing will be held on July 16, 2024 at 2:00 p..m., before the Honorable Yvonne Gonzalez Rogers at the United States District Court for the Northern District of California, Oakland Courthouse, Courtroom 1 – Fourth Floor, 1301 Clay Street, Oakland, CA 94612. At the Settlement Fairness Hearing, the Federal Court will, among other things: (i) determine whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to Apple and its Current Apple Shareholders, and should be approved; (ii) determine whether the Judgment, substantially in the form attached as Exhibit C to the Stipulation, should be entered dismissing the Federal Action with prejudice; (iii) determine whether the agreed-to Fee and Expense Amount should be approved; and (iv) consider any other matters that may properly be brought before the Federal Court in connection with the Settlement.

The Federal Court has reserved the right to adjourn the Settlement Fairness Hearing or any adjournment thereof without further notice of any kind other than by oral announcement at the Settlement Fairness Hearing or any adjournment thereof. The Federal Court has further reserved the right to approve the Stipulation and the Settlement, at or after the Settlement Fairness Hearing, with such modifications as may be consented to by the Parties and without further notice to Current Apple Shareholders.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

Any Current Apple Shareholder who or which continues to own shares of Apple common stock as of July 16, 2024, the date of the Settlement Fairness Hearing, can ask the Federal Court to deny approval of the Settlement by filing an objection. You cannot ask the Court to order a larger or different settlement; the Court can only approve or deny the proposed Settlement. If the Federal Court denies approval, the Company will not be required to implement the corporate governance reforms that Apple has agreed to in connection with the Settlement, and the lawsuit will continue. If that is what you want to happen, you must object.

Current Apple Shareholders may object to the proposed Settlement or the Fee and Expense Amount or Service Awards in writing. As described further below, Current Apple Shareholders may also appear at the Settlement Fairness Hearing, either in person or through their own attorney. If you appear through your own attorney, you are responsible for paying that attorney. Your objection and supporting papers must clearly identify the case name and case number, In re Apple Inc. Stockholder Derivative Litigation, Case No. 4:19-cv-05153-YGR. You must file any written objection, together with copies of all other papers and briefs supporting the objection, by mailing them to the Office of the Clerk of the Court, United States District Court for the Northern District of California, Oakland Division, at the address set forth below, or by filing them in person at any location of the United States District Court for the Northern District of California. Any objections must be filed on or before July 2, 2024.

Clerk’s Office:
United States District Court
Northern District of California
Clerk of the Court
Oakland Division
1301 Clay Street
Oakland, CA 94612

All written objections and supporting papers must also be served to each of the following Parties’ counsel so that they are received on or before July 2, 2024:

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

Counsel for Plaintiffs:	Counsel for Defendants:

Craig W. Smith ROBBINS LLP 5060 Shoreham Place, Suite 300 San Diego, CA 92122 Telephone: (619) 525-3990 csmith@robbinsllp.com	James N. Kramer Orrick, Herrington & Sutcliffe LLP 405 Howard Street San Francisco, CA 94105 Telephone: (415) 773-5900 jkramer@orrick.com

David C. Katz WeissLaw LLP 305 Broadway, 7th Floor New York, NY 10007 Telephone: (212) 682-3025 dkatz@weisslawllp.com

Any objections, filings, and other submissions must: (i) clearly identify the case name and case number, In re Apple Inc. Stockholder Derivative Litigation, Case No. 4:19-cv-05153-YGR; (ii) state the name, address, and telephone number of the objector and must be signed by the objector; (iii) state whether the objector is represented by counsel and, if so, the name, address, and telephone number of his, her, or its counsel; (iv) contain a specific, written statement of the objection(s) and the specific reason(s) for the objection(s), including any legal and evidentiary support the objector wishes to bring to the Court’s attention, and if the objector indicates that he, she, or it intends to appear at the Settlement Fairness Hearing, the identity of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the hearing; and (v) include documentation sufficient to prove that the objector owned shares of Apple common stock as of the close of trading on April 29, 2024 and continues to hold Apple stock continuously through the date of the Settlement Fairness hearing.

Current Apple Shareholders may file a written objection without having to appear at the Settlement Fairness Hearing. You may not, however, appear at the Settlement Fairness Hearing to present your objection unless you first file a written objection in accordance with the procedures described above, unless the Federal Court orders otherwise.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

Current Apple Shareholders who or which file and serve a timely written objection and wish to be heard orally at the Settlement Fairness Hearing in opposition to the approval of the Settlement or the Fee and Expense Amount or Service Awards, must also mail a notice of appearance to the Office of the Clerk of the Court, United States District Court for the Northern District of California, Oakland Division, at the address set forth above, or file it in person at any location of the United States District Court for the Northern District of California. Any notice of appearance must be filed or postmarked on or before July 2, 2024. Current Apple Shareholders who or which intend to object and desire to present evidence at the Settlement Fairness Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the hearing. Such persons may be heard orally at the discretion of the Federal Court.

You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Fairness Hearing. However, if you decide to hire an attorney, it will be at your own expense.

Unless the Federal Court orders otherwise, any Current Apple Shareholder who or which does not make his, her, or its objection in the manner set forth above will: (i) be deemed to have waived and forfeited his, her, or its right to object to any aspect of the proposed Settlement, including the Fee and Expense Amount and Service Awards; (ii) be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Judgment to be entered approving the Settlement, or the Fee and Expense Amount or Service Awards; and (iii) be deemed to have waived and be forever barred and foreclosed from being heard, in this or any other proceeding, with respect to any matters concerning the Settlement or the Fee and Expense Amount or Service Awards; but shall otherwise be bound by the Judgment to be entered, and the Releases to be given by the Settlement.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS?

This Notice summarizes the proposed Settlement. For the precise terms and conditions of the Settlement, please see the Stipulation available at the “Investor Relations” section of Apple’s website, investor.apple.com. You may also view a copy of the Stipulation by accessing the Court docket in the Federal Action, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or by visiting the Office of the Clerk of the Court, United States District Court for the Northern District of California, Oakland Courthouse, 1301 Clay Street, Oakland, CA 94612, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays. If you have questions regarding the Actions or the Settlement, you may write, call, or email Federal Plaintiffs’ counsel: Craig W. Smith, Robbins LLP, 5060 Shoreham Place, Suite 300, San Diego, CA 92122, 619-525-3990, cmith@robbinsllp.com, or David C. Katz, Weiss Law LLP, 305 Broadway, 7th Floor New York, NY 10007, 212-682-3025, dkatz@weisslawllp.com.

PLEASE DO NOT TELEPHONE THE COURT OR THE OFFICE OF THE CLERK OF THE COURT TO INQUIRE ABOUT THIS SETTLEMENT

Dated: May 3, 2024	By Order of the Court United States District Court Northern District of California, Oakland Division

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS